Exhibit 99.1

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United States Bankruptcy Court
Southern District of New York


Debtors:  Radio Unica Communications Corp., et al.                        Case No.  03-16837
                                                                                   ---------
                                                                          Chapter 11


                  Consolidated Monthly Operating Statement for
                the Period December 1, 2003 to December 31, 2003
----------------------------------------------------------------------------------------------------

Debtor's Address:    8400 NW 52nd Street
                     Suite 101
                     Miami, FL 33166
                                                   Monthly Disbursements:              $  2,876,356
                                                                                    ----------------



Debtor's             Skadden Arps Slate Meagher & Flom LLP
Attorney:
                     Four Times Square
                     New York, NY 10036
                     Attn: Gregory Milmoe
                                                  Monthly Operating Loss:             $ (3,105,557)
                                                                                    ----------------


Report Preparer:     Manuel  Borges
                     ---------------------------



THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my
knowledge.


Date:     January 15, 2004                                  /s/ Steven E. Dawson             EVP/CFO
          --------------------                           -------------------------------------------
                                                            Signature and Title


           Indicate if this is an amended statement be checking here:

                                                Amended Statement
                                                                      ----------
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RADIO UNICA COMMUNICATIONS CORP. et al.
(DEBTOR IN POSSESSION)
CONSOLIDATED BALANCE SHEETS

                                                        December 31,
                                                            2003
                                                        --------------
 ASSETS

 Current Assets:
   Cash and cash equivalents                            $   8,390,899
   Accounts receivable, net                                 7,140,637
   Prepaid expenses and other assets                          973,633
                                                        -------------
 Total current assets                                      16,505,169
                                                        -------------

 Property and equipment                                    20,328,447
 Broadcast licenses                                        96,433,935
 Other intangibles                                          5,787,216
 Due from Mass                                               (296,432)
 Other assets                                               2,855,075
                                                        -------------
                                                        $ 141,613,410
                                                        =============

 LIABILITIES AND STOCKHOLDERS' DEFICIT

Post Petition Liabilities Not Subject to Compromise
 Current liabilities:
   Accounts payable                                     $     183,093
   Accrued expenses                                           335,015
   Current portion of long term debt                              810
   Deferred Income                                                  -
                                                        -------------
 Total current liabilities                                    518,918

Pre Petition Liabilities Subject to Compromise            191,270,452  (a)

 Commitments and contingencies

 Stockholders' equity:
   Preferred stock; $.01par value;
      5,000,000 share authorized
      no shares issued and outstanding                              -

   Common stock $.01 par value,
     40,000,000 shares authorized,
     21,316,768 shares issued and
     20,811,602 shares outstanding                            214,205
   Additional paid-in capital                             161,562,206
   Treasury Stock at cost, 478,800 shares                  (1,315,644)
   Stockholder notes receivable                              (789,657)
   Deferred compensation expense                                    -
   Accumulated deficit                                   (209,847,070)
                                                        -------------
 Total stockholders' equity                               (50,175,960)
                                                        -------------
                                                        $ 141,613,410
                                                        =============


(a) Prepetion liabilities subject to
    compromise consist of the following:

  Senior secured notes                                  $ 158,088,000
  Accrued Interest Senior Discount Notes - Prepetion        4,643,835
  Accrued Interest Senior Discount Notes - Postpetition     3,095,890
  Borrowings under revolving credit facility               20,000,000
  Accrued interest revolving credit facility                        -
  Accounts payable                                                  -
  Accrued expenses                                          4,370,267
  Deposits Payable                                             84,000
  Deferred taxes                                              988,460
                                                        --------------
                                                        $ 191,270,452
                                                        ==============

Note:
-----
  For SEC reporting purposes the Company's consolidated financial statements include the results for MASS Promotions Inc. a wholly owned subsidiary of the Company. However, due to the fact that MASS Promotions Inc. is not a Debtor in this case their results have not been reflected in the consolidated numbers above.

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RADIO UNICA COMMUNICATIONS CORP. et al.
(DEBTOR IN POSSESSION)
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

                                                                                   For the month
                                                                                       ended
                                                                                 December 31, 2003
                                                                                 -----------------
Net revenue                                                                      $       2,437,533

Operating expenses:
     Direct operating (exclusive of depreciation shown seperately below)                  359,253
     Selling, general and administrative                                                  671,747
     Network (exclusive of depreciation shown seperately below)                         1,928,948
     Corporate                                                                            462,365
     Financial advisory, legal and restructuring fees                                     149,654
     Depreciation and amortization                                                        252,871
     Stock option compensation                                                              4,997
                                                                                   ---------------
                                                                                        3,829,835
                                                                                   ---------------
Income from operations                                                                 (1,392,302)

Other income (expense):
     Interest expense                                                                  (1,723,390)
     Interest income                                                                        8,272
     Other                                                                                  1,863
                                                                                   ---------------
                                                                                       (1,713,255)
                                                                                   ---------------
Net loss                                                                           $   (3,105,557)
                                                                                   ===============
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Note
----

For SEC reporting purposes the Company's consolidated financial statements include the results for MASS Promotions Inc. a wholly owned subsidiary of the Company. However, due to the fact that MASS Promotions Inc. is not a Debtor in this case their results have not been reflected in the consolidated numbers above.


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RADIO UNICA COMMUNICATIONS CORP. et al.
(DEBTOR IN POSSESSION)
CONSOLIDATED STATEMENTS OF CASH FLOW (Unaudited)

                                                                                    For the two month
                                                                                         ended
                                                                                   December 31, 2003
                                                                                   ------------------
 Operating Activities
 Net loss                                                                            $     (4,590,078)
 Adjustments to reconcile net loss to net cash used in operating activities:
 Depreciation and amortization                                                                252,871
 Provision for bad debt                                                                      (433,101)
 Accretion of interest on senior secured discount notes                                             -
 Amortization of deferred financing cost                                                      150,710
 Stock option compensation expense                                                             10,255
 Gain on sale of radio station assets                                                               -
 Other                                                                                        (15,444)
 Change in assets and liabilities                                                             745,112
   Prepaid expenses and other current assets                                                1,438,198
   Accounts payable                                                                            72,092
   Accrued expenses                                                                          (409,846)
   Interest payable                                                                         3,095,890
   Other assets                                                                                38,696
                                                                                    ------------------
 Net cash used in operating activities                                                        355,355
                                                                                    ------------------
 Investing Activities
 Acquisition of property and equipment                                                        252,861
 Proceeds from sale of radio station assets                                                         -
                                                                                   ------------------
 Net cash used in investing activities                                                        252,861
                                                                                   ------------------

 Financing Activities
 Repayment of notes payable                                                                      (804)
 Borrowings under revolving credit facility                                                         -
 Due from Mass, net                                                                           295,401
                                                                                   ------------------
 Net cash used in financing activities                                                        294,597
                                                                                   ------------------

 Increase / (Decrease) in cash and cash equivalents                                           902,813
 Cash and cash equivalents at beginning of year                                             7,488,086
                                                                                   ------------------
 Cash and cash equivalents, end of period                                             $     8,390,899
                                                                                   ==================

Note
----
For SEC reporting purposes the Company's consolidated financial statements include the results for MASS Promotions Inc. a wholly owned subsidiary of the Company. However, due to the fact that MASS Promotions Inc. is not a Debtor in this case their results have not been reflected in the consolidated numbers above.

United States Bankruptcy Court
Southern District of New York

Debtors:  Radio Unica Communications Corp., et al.             Case No. 03-16837
                                                                        --------
                                                               Chapter 11


  1  Wages and salary paid (gross) or incurred                      1,748,494.85
  2  Payroll taxes withheld                                           378,068.60
  3  Employer payoll tax contribution incurred                         80,567.02
  4  Gross taxable sales                                                       -
  5  Sales tax collected                                                       -
  6  Property taxes                                                            -
  7  Any other taxes (Franchise tax)                                    7,831.76
  8 Date and amount paid over to each taxing agency for taxes indentified in items 2, 3, and 5 above
     (see notes below):

2&3 Payroll taxes withheld are paid through our POE and are paid the day after employees are paid Employees are paid on the 15th and the last day of the month.

United States Bankruptcy Court
Southern District of New York


Debtors:  Radio Unica Communications Corp., et al.             Case No. 03-16837
                                                                        --------
                                                               Chapter 11



All insurance policies are fully paid for the current period and amounts for workers compensation and disability insurance have been paid.


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Radio Unica Communications Corp. - Excluding MASS
Cash Outflows
For the month ending December 31, 2003

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                                                                                                      NSF Checks
                                                                                                      (Customer
                                                     Accounts                        Wire      Bank   Returned      Total
Debtor Name                          Case Number     Payable        Payroll        Transfers   Fees    Checks)   Disbursements
                                                  ----------------------------------------------------------------------------
Radio Unica of New York, Inc.        03-16835(CB) $ 65,036.20  $   92,555.08   $    647.00              $   -   $  158,238.28
Radio Unica Corp.                    03-16836(CB)                                                                           -
Radio Unica Communications Corp.     03-16837(CB)           -                                                               -
Blaya Inc.                           03-16838(CB)   25,691.91     119,342.43        222.00                  -      145,256.34
Oro Spanish Broadcasting, Inc.       03-16839(CB)   35,268.40     109,964.63        222.00                         145,455.03
Radio Unica Network, Inc.            03-16840(CB)  464,378.22   1,130,043.51    107,243.28    2,165.69           1,703,830.70
Radio Unica of Chicago, Inc.         03-16841(CB)   29,575.42      61,114.38        222.00                          90,911.80
Radio Unica of Chicago
   License Corp.                     03-16842(CB)                                                                           -
Radio Unica of Dallas, Inc.          03-16843(CB)   18,039.38      25,491.84        222.00                          43,753.22
Radio Unica of Dallas License Corp   03-16844(CB)                                                                           -
Radio Unica of Denver, Inc.          03-16845(CB)                                                                           -
Radio Unica of Denver License Corp.  03-16846(CB)                                                                           -
Radio Unica Fresno, Inc.             03-16847(CB)   21,331.45      43,737.05        647.00                          65,715.50
Radio Unica of Fresno License Corp.  03-16848(CB)                                                                           -
Radio Unica of Houston
   License Corp.                     03-16849(CB)                                                                           -
Radio Unica of Los Angeles, Inc.     03-16850(CB)   38,084.77      92,567.09        647.00                         131,298.86
Radio Unica of Los Angeles
   License Corp                      03-16851(CB)                                                                           -
Radio Unica of McAllen, Inc.         03-16852(CB)    5,009.46       2,035.38        222.00                           7,266.84
Radio Unica of McAllen
   License Corp.                     03-16853(CB)                                                                           -
Radio Unica of Miami, Inc.           03-16854(CB)   43,380.91     160,481.23        222.00                    -    204,084.14
Radio Unica of Miami License Corp.   03-16855(CB)                                                                           -
Radio Unica of New York
   License Corp.                     03-16856(CB)                                                                           -
Radio Unica of Phoenix, Inc.         03-16857(CB)   26,256.28      52,049.29        222.00                          78,527.57
Radio Unica of Phoenix
   License Corp.                     03-16858(CB)                                                                           -
Radio Unica of Sacramento, Inc.      03-16859(CB)    2,539.54                       222.00                           2,761.54
Radio Unica of Sacramento
   License Corp.                     03-16860(CB)                                                                           -
Radio Unica of San Antonio, Inc.     03-16861(CB)   23,000.14      57,134.82        222.00                          80,356.96
Radio Unica of San Antonio
   License Corp.                     03-16862(CB)                                                                           -
Radio Unica of San Diego, Inc.       03-16863(CB)                                                                           -
Radio Unica of San Diego
   License Corp.                     03-16864(CB)                                                                           -
Radio Unica of San Francisco, Inc.   03-16865(CB)                                                                           -
Radio Unica of San Francisco
   License Corp.                     03-16866(CB)                                                                           -
Radio Unica Sales Corp.              03-16867(CB)                                                                           -
Radio Unica of Tucson, Inc.          03-16868(CB)    6,325.05      12,351.73        222.00                          18,898.78
Radio Unica of Tucson License Corp.  03-16869(CB)                                                                           -
Unicalibros Publishing Corp.         03-16870(CB)                                                                           -
                                                  ---------------------------------------------------------------------------
               TOTALS FOR ALL DEBTORS             $803,917.13  $1,958,868.46   $111,404.28  $ 2,165.69   $  -   $2,876,355.56
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